CONFIDENTIAL

SECOND AMENDMENT TO THE OPTION AGREEMENT

THIS SECOND AMENDMENT IS MADE TO THE OPTION AGREEMENT concerning intellectual property, proprietary data and know-how related to the treatment of methicillin-resistant Staphylococcus aureus infections using cannabinoids ("UM 5070") with an effective date of July 1, 2014 by and between THE UNIVERSITY OF MISSISSIPPI, NATIONAL CENTER FOR NATURAL PRODUCTS RESEARCH, with a principal address at University, Mississippi 38677 (hereinafter called "UM"), and NEMUS, a California corporation with a principal address at 16440 Bake Parkway, Suite 150, Irvine, CA 92618 (hereinafter called "NEMUS).   The Effective Date of this Second Amendment is October 15, 2014.

Whereas, the Option Agreement was amended (the "First Amendment") on August 15, 2014 to delay payment of a monthly option fee by NEMUS to UM to allow NEMUS to receive Additional Information.

The Parties hereby agree to the following changes to the Option Agreement:

NEMUS hereby agrees to pay UM an option fee of *** per month starting on 10/15/14 in order for NEMUS to complete due diligence and develop a research plan.

The Option Agreement will expire on March 15, 2015 and may be extended by mutual agreement of the parties in writing under the financial terms detailed in Section I.1.

IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be duly executed by its legally authorized agent on the day and year indicated below.

THE UNIVERSITY OF MISSISSIPPI

By:	/s/ WALTER G. CHAMBLISS	10/20/14
Name:	Walter G. Chambliss, Ph.D	Date
Title:	Director of Technology Management
Office of Research and Sponsored Programs

Acknowledged:

By:	/s/ MAHMOUD A. ELSOHLY	10/20/14
Name:	Mahmoud A. ElSohly, Ph.D.	Date
Title:	Research Professor, National Center for Natural Products Research

NEMUS, a California Corporation

By:	/s/ REG A. LAPHAM	10/17/14
Name:	Reg A. Lapham	Date
Title:	CEO

*** Certain confidential information contained in this document, marked with three asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.